SilverBow
RESOURCES®

SilverBow Resources Corporate Presentation

August 2019

Forward-Looking Statements

SBOW
LISTED
NYSE

THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: oil and natural gas price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; and other factors discussed in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at www.sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at strip pricing as of 6/30/19 for year end 2018 proved reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

Company Overview

SBOW LISTED NYSE

NYSE Symbol	SBOW
Market Cap(1)	$110 million
Enterprise Value(1)	$580 million
12/31/18 PV-10 Value(2)	$749 million
Production 2Q19(3)	235 MMcfe/d
Production Mix(4)	77% Gas
Proved Reserves(2)	1,345 Bcfe
% Proved Developed	40%
R/P (Years)(5)	16
Net Acreage YE18	100,161



La Salle
Mc Mullen
Live Oak
Webb
SilverBow Acreage

Eagle Ford Pure Play:

- Ability to allocate capital across diversified commodity base
- Premium Gulf Coast markets
- Strong production and EBITDA growth
- Focus on margins and returns
- Balance sheet provides financial and operational flexibility
- Veteran management team with substantial experience in the play

Value and growth investment opportunity

Note: Well results presented are not necessarily predictive of the production we will achieve for each well we complete in this formation. See Note Regarding Potential Reserves

(1) Market capitalization value as of 8/1/19; EV = Market Cap of $110 million (11.758 million shares outstanding @ $9.33/sh) plus $470 million of net debt as of 6/30/19
(2) PV-10 based on SEC proved reserves as of 12/31/18 using 6/30/19 strip pricing
(3) Daily average production presented on a three stream basis
(4) Represents reported production mix for 2Q19
(5) Proved reserves based on 12/31/18 divided by 2Q19 production

Key Objectives 2019

SBOW
LISTED
NYSE

	2019 Objectives	Highlights
Free Cash Flow Generation	▪ Expand Adj. EBITDA margin with disciplined approach to production growth ▪ Target free cash flow positive in 2H19 ▪ Target FY19 production growth > 25%(1)	✓ 78% Adj. EBITDA margin for 2Q19, up from 65% for FY18 ✓ On track for positive cash flow for 2H19 ✓ 25% production growth year over year, 85% increase in liquids production(1)
Corporate Efficiency	▪ All-in cash OPEX of < $1.00/Mcfe(1) ▪ Optimize completions and production techniques ▪ Reduce cycle times	✓ 2Q19 LOE of $0.23/Mcfe ✓ 2Q19 all-in cash OPEX of $0.96/Mcfe(2) ✓ 67% improvement in stages per day compared to 4Q18
Portfolio Expansion	▪ Continue low-cost drilling on core acreage ▪ Increase liquids production as a percentage of overall portfolio ▪ Opportunistically acquire and/or lease acreage at attractive full cycle economics	✓ 16 net wells drilled to date; actively testing landing targets and stimulation designs ✓ 24%(1) liquids volumes for FY19E production, up from 16% liquids for FY18 ✓ Added 1,000 net acres offsetting Fasken with 12 high-return, long-lateral locations
Balance Sheet Strength	▪ Total Debt / Adj. EBITDA ratio of < 2.25x ▪ Fully funded capital program of $250-$260 million; No near-term maturities ▪ Continue active hedging program to withstand down cycles in prices	✓ $410 million borrowing base providing ample running room ✓ ~$140 million of liquidity as of 6/30/19 ✓ Total Debt / LTM Adj. EBITDA(3) = 2.2x

(1) Based on midpoint of 2019 guidance
(2) All-in operating expenses comprised of lease operating expenses, cash general and administrative expenses, transportation and processing expenses and production taxes
(3) Last 12 months as of 6/30/19

Building Value Across the Organization

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LISTED
NYSE

Production[1]


(MMcfe/d)
(% Liquids)
300
250
200
150
100
50
0
30%
25%
20%
15%
10%
5%
0%
24% CAGR
18%
17%
16%
234
24%
230
122
143
183
2016
2017
2018
2019E
Actuals
High Guidance
Low Guidance
% Liquids

Reserves and PV-10[2]


(Bcfe)
($MM)
1,500
1,250
1,000
750
500
250
0
$1,500
$1,250
$1,000
$750
$500
$250
$0
81% Reserves Growth
744
1,024
1,345
$442
$805
$1,128
2016
2017
2018
Reserves
PV-10

Inventory[3]


(Acres)
(Locations)
125,000
100,000
75,000
50,000
25,000
0
1,000
750
500
250
0
~65,000
~101,000
~100,000
487
712
667
2016
2017
2018
Net Acres
Drilling Locations

Operating Costs


($/Mcfe)
$2.00
$1.50
$1.00
$0.50
$0.00
44% Decline
$1.75
$0.49
$0.19
$0.34
$0.73
$1.29
$0.41
$0.15
$0.34
$0.39
$1.03
$0.25
$0.17
$0.35
$0.26
$0.98
$0.23
$0.17
$0.33
$0.25
2016
2017
2018
2019E
LOE
T&P
Production Taxes
Cash G&A

Strong track record of growth and cost optimization

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18
(2) Reserves and PV-10 as of 12/31/18 using SEC pricing
(3) Gross locations are operated lease acreage and classified as proven undeveloped, probable and contingent reserves. Not all acreage may be prospective

SBOW
LISTED
NYSE

Executing on Strategy

Revenue



($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$5.00
$4.00
$3.00
$2.00
$1.00
-
$3.42 $3.60 $3.65 $3.53 $3.68 $4.23 $3.72 $3.49
$49 $59 $53 $51 $65 $88 $72 $75
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Revenue
$/Mcfe

LOE



($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
-
$0.41 $0.34 $0.34 $0.26 $0.24 $0.23 $0.27 $0.23
$5.8 $5.5 $5.0 $3.8 $4.2 $4.7 $5.2 $4.9
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
LOE
$/Mcfe

Cash G&A, Net



($MM)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.75
$0.60
$0.45
$0.30
$0.15
-
$0.32 $0.30 $0.29 $0.31 $0.22 $0.19 $0.24 $0.23
$4.6 $5.0 $4.2 $4.5 $3.9 $4.0 $4.6 $5.0
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Cash G&A
$/Mcfe

Adjusted EBITDA



($MM)
($/Mcfe)
$72
$60
$48
$36
$24
$12
$0
$3.00
$2.40
$1.80
$1.20
$0.60
-
$2.17 $2.57 $2.49 $2.15 $2.52 $2.71 $2.77 $2.73
$31 $42 $36 $31 $44 $57 $54 $58
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Adj EBITDA
$/Mcfe

Focused on lower costs and expanding Adj. EBITDA margin

Single Basin Focus With…

Key Takeaways

- Strategic focus on increasing 2019 liquids production from existing acreage and organic leasing campaign
- Flexibility to deploy capital across a balanced inventory of oil and gas locations
- Operational efficiencies driving lower drilling and completion costs per unit
- Competitive advantage from Eagle Ford's exposure to premium Gulf Coast pricing

Diversified Commodity Asset Base


20% Liquids Acreage
98 Locations
McMullen
Dimmit
La Salle
Live Oak
Webb
Duval
80% Gas Acreage
421 Locations
SilverBow Acreage

Growth in Liquids Production


(Bbls/d)
(MMcfe/d)
~200% Increase in Liquids
15,000
12,000
9,000
6,000
3,000
0
250
220
190
160
130
100
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2017
2018
2019
Oil
NGL
Total

Note: Total equivalent production shown on right axis

Revenue Split by Commodity


($MM)
~20% Increase in Liquids Mix
$100
$75
$50
$25
$0
60%
50%
40%
30%
20%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2017
2018
2019
Liquids Revenue
Gas Revenue
% Revenue From Liquids

Increasing focus on liquids production growth while building a well-balanced inventory to maintain optionality in a volatile commodity price environment

...Top-Tier Economics in Premier Location

World Class Gas Lifting Cost(1)


($/Mcfe)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
D&C/EUR ($/Mcfe)
Opex/Production ($/Mcfe)
Differentials ($/Mcf)
$1.20
($0.02)
$0.73
$0.49
$1.37
($0.06)
$0.85
$0.58
$1.93
$0.02
$1.36
$0.54
$2.58
$0.52
$1.67
$0.39
SilverBow
Eagle Ford Gas
Haynesville
Appalachia

Sources of Demand Growth


Significant Existing
Midstream Infrastructure
Petrochemical Complex
+0.5 Bcf/d in 2019
LNG Exports
+4-5 Bcf/d in 2019 & 2020
Mexico Exports
+1-3 Bcf/d in 2019 & 2020

2018 Natural Gas Pricing & Differentials


Rockies
$2.38
($0.71)
Panhandle
$2.47
($0.62)
$2.20
($0.89)
San Juan
Marcellus
$2.57
($0.52)
Transco
$3.07
($0.02)
$1.63
($1.46)
Waha
HSC
$3.15
$0.06
Henry Hub
$3.09
Legend
Price
Diff.

2018 Texas Gulf Coast Oil Differentials


Cushing (WTI)
Midland
Texas
LLS
Eagle Ford Shale
MEH
Differentials to WTI
-$10
$0
$10
-$6.51
Midland
LLS
+$4.91
MEH
+$4.23

Gulf Coast markets yielding $0.60/Mcf to $1.50/Mcf higher net backs

All crude oil production priced at Gulf Coast premiums with no transportation constraints

Sources: Company disclosure, Wood Mackenzie, Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook and J.P. Morgan

(1) SilverBow information as of 2Q19. Operating expenses include lease operating expenses, transportation and processing and production taxes

Portfolio Overview

SBOW
LISTED
NYSE

	Area (% Avg WI)	YE18 Net Acres	% Gas	2Q19 Production (MMcfe/d)	Gross Undrilled Locations[2]	# Prod Wells
Webb County Gas	Fasken Area (64% - 100%)	7,742	100%	103.1		
	Lower EF Gas				20	73
	Upper EF Gas				71	13
	Austin Chalk Gas				60	0
Southern Eagle Ford Gas	Oro Grande Area (100%)	27,085	100%	21.3		
	Lower EF Gas				117	12
	Uno Mas Area (100%)	17,652	97%	11.7		
	Lower EF Gas				75	3
	Upper EF Gas				62	0
McMullen Oil	AWP Area (98% - 100%)	35,630	47%	45.1		
	South LEF Gas				138	24
	North LEF Oil				47	85
La Salle Cond.	Artesia Area (88% - 100%)	12,052	44%	53.1		
	North LEF Cond.				21	33
	South LEF Cond.				30	23
	Other[1]		52%	0.8	26	124
	Total	100,161	77%	235.0	667	390


Uno Mas
Artesia
AWP
Oro Grande
Fasken
Dimmit
La Salle
McMullen
Live Oak
Duval
Webb
EP ENERGY
CHESAPEAKE
noble energy
SM ENERGY
XTO ENERGY
SANCHEZ
CARRIZO
ENSIGN
bp
VITRUVIAN
Legend
0 10 20 40
Miles
~100,000 net Eagle Ford acres
390 producing wells

~100,000 net Eagle Ford acres in core gas and condensate windows

(1) Other includes certain TX Osage Area wells and non-op wells that cumulatively represent <1% of production

(2) As of 6/30/19; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

SBOW LISTED NYSE

Strong Well Results Across Acreage Position

Wells 1st Delivered in 2Q19

1 **Hayes 2 Well Pad (AWP)**
30-day rate: 2,560 Boe/d
85% Liquids

2 **Briggs 3 Well Pad (Artesia)**
30-day rate: 2,930 Boe/d
75% Liquids

3 **Knolle 3 Well Pad (Artesia)**
30-day rate: 3,452 Boe/d
61% Liquids

4 **Evans 4 Well Pad (Artesia)**
30-day rate: 3,340 Boe/d
51% Liquids

5 **Bracken 2 Well Pad (AWP)**
30-day rate: 18.7 MMcfe/d
87% Gas

6 **RB Single Well (Rio Bravo)**
30-day rate: 10.1 MMcfe/d
100% Gas



Zavala
Frio
Atascosa
McMullen
La Salle
Dimmit
Live Oak
Duval
Webb
1
2
3
4
5
6
0
10
20
40
Miles

SilverBow is focused on creating value across the Eagle Ford

La Salle Condensate and McMullen Oil Areas

La Salle Condensate Wells


KNOLLE EF 1H
KNOLLE EF 2H
KNOLLE EF 3H
EVANS EF A 21H
EVANS EF A 22H
EVANS EF A 23H
EVANS EF A 24H
BRIGGS EF 1H
BRIGGS EF 2H
BRIGGS EF 3H
La Salle
Artesia
5000 ft

La Salle Production vs. Type Curve


KNOLLE EF 1H
KNOLLE EF 2H
KNOLLE EF 3H
EVANS EF A 21H
EVANS EF A 22H
EVANS EF A 23H
EVANS EF A 24H
BRIGGS EF 1H
BRIGGS EF 2H
BRIGGS EF 3H
La Salle TC (1,290 MBOE)
Daily Production (MBoe)
1.6
1.2
0.8
0.4
0.0
0
60
120
180
Time (days)

McMullen Oil Wells


SMR EF 20H
SMR EF 21H
HAYES EF 7H
HAYES EF 8H
McMullen
North AWP
5000 ft

McMullen Production vs. Type Curve


SMR EF 20H
SMR EF 21H
HAYES EF 7H
HAYES EF 8H
McMullen Oil TC (500 MBOE)
Daily Production (MBoe)
1.6
1.2
0.8
0.4
0.0
0
60
120
180
Time (days)

Note: Post flowback production shown (15 day flowback period); daily production normalized to 7,500'

Webb County and Southern Eagle Ford Gas Areas

SBOW
LISTED
NYSE

Webb County Gas Wells


FASKEN STATE 72H
FASKEN STATE 73H
FASKEN STATE 75H
RIO BRAVO 5H
Webb
Rio Bravo
Fasken
5000 ft

Webb County Production vs. Type Curve


FASKEN STATE 72H
FASKEN STATE 73H
FASKEN STATE 75H
RIO BRAVO 5H
Webb County TC (12 BCF)
Daily Production (MMcf)
Time (days)
0
5
10
15
60
120
180

Southern Eagle Ford Gas Wells


BRACKEN EF B 32H
BRACKEN EF C 31H
McMullen
Live Oak
La Salle
Uno Mas
Oro Grande
South-AWP
5 mi

Southern Eagle Ford Production vs. Type Curve


BRACKEN EF B 32H
BRACKEN EF C 31H
SEF Gas TC (14 BCF)
Daily Production (MMcfe)
Time (days)
0
5
10
15
60
120
180

Note: Post flowback production shown (15 day flowback period); daily production normalized to 7,500'

SBOW LISTED NYSE

Culture of Continuous Capital Cost Optimization

Drilling Faster[(1)]


(lat ft/d)
800
700
600
500
400
300
200
28% Increase
537
567
685
2018
1Q19
2Q19

Drilling Cost Per Lateral Foot[(2)]


$450
$375
$300
$225
$150
$75
$0
27% Decline
$362
$309
$267
2018
1Q19
2Q19

Completing Faster[(3)]


(CLAT/d)
(stages/d)
1,800
1,500
1,200
900
600
300
0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
74% Increase
878
1,305
1,527
4.4
6.5
7.9
2018
1Q19
2Q19

Completion Cost & Proppant Per Day[(4)]


($000s)
(Mlbs/d)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
5,000
4,500
4,000
3,500
3,000
2,500
2,000
43% Decline
$5,070
$4,405
$2,870
2,312
3,142
3,928
2018
1Q19
2Q19

(1) Total lateral drilled per day from spud to rig release
(2) Cost to drill per day from spud to rig release
(3) Stages completed per day from frac start to frac end; CLAT stimulated per day
(4) Costs includes toe prep, stimulation, drill-out, tubing install and flowback; average amount of proppant pumped per day, per pad (thousands of pounds pumped)

Top Quartile Operating Expenses

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LISTED
NYSE

Total Operating Expenses – 1Q19

(Pre-G&A, $/Mcfe)



$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
Peer Group Avg. (excl. SBOW): $1.22
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
1Q19 SBOW
2Q19 SBOW
Peer J

Note: Total operating expenses include lease operating expenses, transportation and processing expenses and production taxes
Source: Company filings and press releases
Peers (in alphabetical order) include: Antero Resources, Cabot Oil & Gas, Chesapeake Energy, Comstock Resources, EQT, Gulfport Energy, Montage Resources, Range Resources, Southwestern Energy, Ultra Petroleum

Strong Returns in Current Price Environment

IRR's Across SilverBow's Portfolio $2.75 gas / $55.00 oil[(1)]


77%
63%
32%
28%
La Salle Condensate
McMullen Oil
Webb County Gas
Southern EF Gas (2)

	La Salle Condensate	McMullen Oil	Webb County Gas	Southern EF Gas[(2)]
Producing Wells[(3)]	56	85	86	39
Drilling Locations[(3)(4)]	51	47	91	330
Type Curve EUR	1,290 MBoe	500 MBoe	12 Bcfe	14 Bcfe
% Gas	41%	9%	100%	100%
Type Curve EUR / 1,000 ft	172 MBoe	67 MBoe	1.6 Bcfe	1.9 Bcfe
Lateral Length	7,500	7,500	7,500	7,500
Well Cost ($MM)[(5)]	$6.0	$6.0	$6.0	$8.4
NPV-10 ($MM)	$8.4	$4.7	$2.1	$3.8
IRR (%)	77%	63%	32%	28%
Payback (Years)	1.5	1.5	3.1	3.5

Core Eagle Ford acreage with compelling returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges
(2) Excludes Upper Eagle Ford gas locations in Uno Mas area
(3) As of 6/30/19
(4) Current type curve areas and associated inventory. These do not include future upside associated with Austin Chalk development or stacked development potential
(5) Cost includes: location, road, area-specific D&C, flowback, tubing installation and facilities hook-up

2019 Capital Budget

SBOW
LISTED
NYSE

2019 Capital Budget


Facilities, Optimization & Other
Land
Webb County Gas
85% D&C
La Salle Condensate
Southern EF Gas
McMullen Oil

2019 capital program of $250-$260 million aimed at growing oil/liquids production

Note: Budget subject to adjustments based on changes in commodities and costs
Other capital includes ~$5.5 million in capitalized G&A

Activity by Area

	2019	
	Drilled	Completed
Webb County Gas	7	9
Southern EF Gas	3	2
McMullen Oil	5	8
La Salle Condensate	11-12	11-12
Total	**26-27**	**30-31**

2019 Capital Budget Breakdown

Drill & Complete	$215 - $220
Leasing / Land	$10 - $13
Facilities / Optimization / Other	$25 - $27
Total 2019 Capex	**$250 - $260**

Drill & Complete Breakdown

- Moved to a one-rig program in second quarter primarily focusing on liquids drilling
- Continue adding low cost inventory across portfolio at attractive full-cycle returns

2019 Guidance

SBOW
LISTED
NYSE

	ACTUAL					GUIDANCE	
	3Q18	4Q18	FY18	1Q19	2Q19	3Q19	FY19
Production Volumes:							
Oil (Bbls/d)	1,685	2,340	1,886	2,850	4,449	5,300 - 5,400	4,450 - 4,550
Gas (MMcf/d)	160	191	155	177	180	172 - 175	175 - 178
NGL (Bbls/d)	3,630	3,586	3,076	3,542	4,664	5,400 - 5,500	4,650 - 4,750
Total Reported Production (MMcfe/d)	**192**	**227**	**185**	**215**	**235**	236 - 240	230 - 234
% Liquids	*17%*	*16%*	*16%*	*18%*	*23%*	*27%*	*24%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$2.18	$2.38	$1.16	$2.06	$1.81	$0.00 - $1.00	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.06	$0.20	$0.15	$0.08	$0.02	$0.02 - $0.08	NA
Natural Gas Liquids (% of WTI)	44%	39%	39%	35%	24%	23% - 27%	NA
Costs and Expenses							
Lease Operating Expenses ($/Mcfe)	$0.24	$0.23	$0.26	$0.27	$0.23	$0.23 - $0.27	$0.24 - $0.26
Transportation and Processing ($/Mcfe)	$0.35	$0.35	$0.35	$0.33	$0.31	$0.32 - $0.34	$0.32 - $0.33
Production Taxes (% of Revenue)	3.8%	3.7%	4.4%	4.6%	5.3%	5.0% - 6.0%	5.0% - 5.5%
Cash G&A ($MM)	$3.9	$4.0	$16.6	$4.6	$5.0	$4.8 - $5.2	$19.0 - $20.0
DD&A Expense ($/Mcfe)	$1.06	$1.10	$1.01	$1.13	$1.12	$1.12 - $1.18	$1.12 - $1.15
Cash Interest Expense ($MM)	$6.9	$7.2	$25.7	$8.4	$9.0	$8.5 - $9.2	NA

Note: Table represents as-reported figures


SilverBow
RESOURCES

Financial Summary

Financial Discipline is Integral to Strategy

SBOW
LISTED
NYSE

- **Preserve financial flexibility**
  - Strong liquidity position: ~$140 million[(1)]
  - Active hedge program to protect cash flows
  - No near-term maturities
- **Relentless focus on driving down costs**
  - Monetized non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Returns-focused production growth
  - Modeling various commodity price decks
- **Conservative target leverage**
  - Total Debt / LTM Adj. EBITDA[(3)]: 2.2x

NYSE Symbol	SBOW
Share Price (8/1/19)	$9.33
Shares Outstanding	11.758
Equity Market Capitalization	$109.7
Plus: Revolving Credit Facility[(2)]	$273.0
Plus: Second Lien[(2)]	200.0
Less: Cash[(2)]	3.3
Enterprise Value	$579.4

Note: All values in millions, except per share value amounts



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$273
$200
2019
2020
2021
2022
2023
2024
2025

Fully funded capital program using cash flows from operations and borrowings under revolving credit facility

(1) Cash plus credit facility availability as of 6/30/19
(2) As of 6/30/19
(3) Last 12 months as of 6/30/19

Hedging Summary(1)

SBOW LISTED NYSE

- SilverBow actively hedges expected production to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2019 cover 68% of 2019 production guidance midpoint
- NGL hedge volumes are 1,957 Bbls/d for 2H19

	2019	2020	2021
Wtd Avg NYMEX Gas Price	$2.85	$2.80	$2.36
Wtd Avg NYMEX Oil Price	$60.02	$57.85	$56.08
Wtd Avg Mount Belvieu NGL Price	$27.93	N/A	N/A

Natural Gas Hedging(2)



(Mcf/d)
($/Mcf)
150,000
125,000
100,000
75,000
50,000
25,000
0
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2019
2020
2021
Hedge Volume
Hedge Price

Oil Hedging



(Bbls/d)
($/Bbl)
3,600
3,000
2,400
1,800
1,200
600
0
$70
$65
$60
$55
$50
$45
$40
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2019
2020
2021
Hedge Volume
Hedge Price

(1) Hedge information as of 6/30/19. The above analysis assumes 1 Mcf equals 1 MMBtu

(2) Includes 1Q21 collars consisting of 48,387 Mcf/d with $2.50/Mcf Floor and $3.52/Mcf Ceiling and 2Q21 collars consisting of 41,659 Mcf/d with $2.20/Mcf Floor and $2.75/Mcf Ceiling



Conclusion

Investment Highlights: Why SilverBow?

SBOW LISTED NYSE

Pure Play Eagle Ford Operator	▪ ~100,000 net acres[1] in core gas and condensate windows of Eagle Ford Shale ▪ Acute focus on production and EBITDA growth while prudently delineating position ▪ Access to premium markets yield favorable differentials and takeaway capacity
Premier Assets & Substantial Growth Potential	▪ Deep inventory of high quality locations providing over 16 years of development ▪ Quality reservoir allowing for stacked pay and further upside potential ▪ Ability to generate competitive well-level IRRs across acreage position
Attractive Operating Margins & Returns	▪ Industry leading all-in cost structure and full cycle margins ▪ Substantial capital cost optimization initiatives identified and underway ▪ Ability to allocate capital to highest return locations based on prevailing commodity prices
Strong Balance Sheet & Financial Flexibility	▪ Conservative leverage profile with no debt maturities until late 2022 ▪ $410 million borrowing base providing ample liquidity ▪ Active commodity hedging program supports multi-year development plan
Experienced Management Team	▪ Veteran management team with extensive experience in Eagle Ford shale ▪ Management compensation aligned with long-term shareholder returns ▪ Proven track record of operational excellence and efficient development

SilverBow presents a compelling valuation with exceptional assets and substantial long-term growth prospects

(1) As of 12/31/18



Type Curves

La Salle Condensate

SBOW
LISTED
NYSE

Single Well Economics(1)

Summary	2019
Spuds Per Year (Gross)	11
Development D&C ($MM)(2)	$6.0
NPV-10 ($MM)	$8.4
IRR (%)	77%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (MBoe)(3)	1,290
% Gas	41%
% Oil	26%
% NGL	33%
Gas Shrinkage	76%
NGL Yield (Bbl/MMcf)	101
Water Yield (Bbl/MMcf)	13
EUR / 1,000' (MBoe)	172
Type Curve	
30 Day IP (Boe/d)	1,170
30 Day IP / 1000' (Boe/d 1000')	156
Initial Decline	54%
B-Factor	1.1
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,849
Variable LOE ($/Mcf)	$0.130
Water Disposal ($/Bbl)	$2.00
Trans. & Proc. ($/Mcf)(4)	$0.322

Type Curve(1)



Rate vs. Time
LaSalle Gas
LaSalle Oil
Gas Rate (Mcf/d)
Oil Rate (Bbls/d)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
900
800
700
600
500
400
300
200
100
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $2.75 gas, 35% NGL
(2) 2019 cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift
(3) Three Stream EUR
(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.35/Mcf

McMullen Oil

SBOW LISTED NYSE

Single Well Economics[(1)]

Summary	2019
Spuds Per Year (Gross)	6
Development D&C ($MM)[(2)]	$6.0
NPV-10 ($MM)	$4.7
IRR (%)	63%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (MBoe)[(3)]	500
% Gas	9%
% Oil	81%
% NGL	9%
Gas Shrinkage	53%
NGL Yield (Bbl/MMcf)	79
Water Yield (Bbl/Bbl)	0.3
EUR / 1,000' (MBoe)	67
Type Curve	
30 Day IP (Boe/d)	866
30 Day IP / 1000' (Boe/d 1000')	116
Initial Decline	73%
B-Factor	0.9
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,469
Variable LOE ($/Bbl)	$1.580
Water Disposal ($/Bbl)	$2.20
Trans. & Proc. ($/Mcf)[(4)]	$0.246

Type Curve[(1)]



Rate vs. Time
McMullen Gas
McMullen Oil
Gas Rate (Mcf/d)
Oil Rate (Bbls/d)
4,000
3,600
3,200
2,800
2,400
2,000
1,600
1,200
800
400
0
1000
900
800
700
600
500
400
300
200
100
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $2.75 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift

(3) Three Stream EUR

(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.34/Mcf

Webb County Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics[1]

Summary	2019
Spuds Per Year (Gross)	7
Development D&C ($MM)[2]	$6.0
NPV-10 ($MM)	$2.1
IRR (%)	32%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (Bcfe)[3]	12
% Gas	100%
% Oil	-
% NGL	-
Gas Shrinkage	98%
NGL Yield (Bbl/MMcf)	-
Water Yield (Bbl/MMcf)	10
EUR / 1,000' (Bcfe)	1.6
Type Curve	
30 Day IP (Mcfe/d)	10,251
30 Day IP / 1000' (Mcfe/d 1000')	1.4
Initial Decline	62%
B-Factor	1.2
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,351
Variable LOE ($/Mcf)	$0.004
Water Disposal ($/Bbl)	$3.10
Trans. & Proc. ($/Mcf)[4]	$0.399

Type Curve[1]



Rate vs. Time
Webb County Gas
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Gas Rate (Mcf/d)
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $2.75 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift

(3) Three Stream EUR

(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.43/Mcf

Southern Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics[1]

Summary	2019
Spuds Per Year (Gross)	4
Development D&C ($MM)[2]	$8.4
NPV-10 ($MM)	$3.8
IRR (%)	28%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	3,500
Wellhead EUR (Bcfe)[3]	14
% Gas	100%
% Oil	-
% NGL	-
Gas Shrinkage	99%
NGL Yield (Bbl/MMcf)	-
Water Yield (Bbl/MMcf)	25
EUR / 1,000' (Bcfe)	1.9
Type Curve	
30 Day IP (Mcfe/d)	12,325
30 Day IP / 1000' (Mcfe/d 1000')	1.6
Initial Decline	58%
B-Factor	1.0
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$3,659
Variable LOE ($/Mcf)	$0.002
Water Disposal ($/Bbl)	$2.00
Trans. & Proc. ($/Mcf)	$0.249

Type Curve[1]



Rate vs. Time
Southern EF Gas
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Gas Rate (Mcf/d)
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $2.75 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 3,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift.

(3) Three Stream EUR


SilverBow
RESOURCES

Appendix

Capital Structure

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due 2022)**
  - $410 million borrowing base
  - $273 million outstanding
  - LIBOR + 2.00%-3.00%
  - 12 banks led by J.P. Morgan
  - Total Debt / LTM Adj. EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA < 4.5x
- **Common Equity**
  - Stock symbol is "SBOW" and is listed on the NYSE
  - 11.758 million shares outstanding as of 8/1/19

Adjusted EBITDA Reconciliation

($ thousands)	2018			2019	
	3Q	4Q	FY	1Q	2Q
Net Income	**$7,080**	**$56,751**	**$74,615**	**$16,053**	**$64,704**
Adjustments to EBITDA					
DD&A	18,766	23,041	68,035	21,805	24,029
Accretion of ARO	87	88	419	83	86
Interest, net	7,212	7,979	27,666	8,759	9,306
Derivative (gain) / loss	13,600	(20,930)	9,777	4,022	(24,925)
Derivative cash settlements	(4,060)	(12,523)	(19,060)	1,047	4,319
Income tax expense / (benefit)	220	379	928	232	(20,735)
Non-cash Equity Compensation	1,566	1,739	5,980	1,692	1,648
Adjusted EBITDA	**$44,471**	**$56,524**	**$168,360**	**$53,693**	**$58,432**

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2018 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2018 average adjusted prices after differentials were $3.04 per Mcf of natural gas, $66.96 per barrel of oil, and $26.63 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2018)	**2018**
Standardized Measure of Discounted Future Net Cash Flows	$994
Future income taxes (discounted at 10%)	134
SEC PV-10 Value	**$1,128**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

Corporate Information

SBOW
LISTED
NYSE

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Senior Manager – Finance & Investor Relations
(281) 423-0314
IR@sbow.com